Exhibit 10.13

FOURTH AMENDED AND RESTATED

2011 STOCK OPTION PLAN

OF

BEACON HOLDING INC.

Beacon Holding Inc., a Delaware corporation, hereby adopts this Fourth Amended and Restated 2011 Stock Option Plan of Beacon Holding Inc. (as amended from time to time, the “Plan”), which amends and restates the Third Amended and Restated 2011 Stock Option Plan of Beacon Holding Inc., adopted as of September 1, 2015, in its entirety. The purposes of the Plan are as follows:

(1) To further the growth, development and financial success of the Company (as defined herein) and its Subsidiaries (as defined herein) by providing additional incentives to Employees, Consultants and Independent Directors (as such terms are defined below) of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company’s or one of its Subsidiaries’ business affairs, by assisting them to become owners of Common Stock (as defined herein), thereby enabling them to benefit directly from the growth, development and financial success of the Company and its Subsidiaries.

(2) To enable the Company and its Subsidiaries to obtain and retain the services of the type of professional, technical and managerial Employees, Consultants and Independent Directors considered essential to the long-range success of the Company and its Subsidiaries by providing and offering them an opportunity to become owners of Common Stock through the exercise of Options (as defined herein), including, in the case of certain Employees, Options that are intended to qualify as “incentive stock options” under Section 422 of the Code (as defined herein).

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

Section 1.1    “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2    “Board” shall mean the Board of Directors of the Company.

Section 1.3    “Change in Control” shall mean (a) the sale of all or substantially all of the assets of the Company, BJ’s Wholesale Club, Inc. (“BJs”) or any wholly-owned Subsidiary interposed between the Company and BJs (an “Intermediate Subsidiary”) to any other Person (other than the Company, any of its Subsidiaries, the Principal Stockholders or any of their Affiliates, or any employee benefit plan maintained by the Company or any of its Subsidiaries), or (b) a change in beneficial ownership or control of the Company, BJs or any Intermediate Subsidiary effected through a transaction or series of transactions (other than an offering of

Common Stock or other securities to the general public through a registration statement filed with the Securities and Exchange Commission) whereby (i) any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, the Principal Stockholders or any of their Affiliates, or any employee benefit plan maintained by the Company or any of its Subsidiaries), directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company, BJs or any Intermediate Subsidiary possessing more than 50% of the total combined voting power of such entity’s securities outstanding immediately after such acquisition, or (ii) following an initial public offering, the Principal Stockholders and their respective Affiliates directly or indirectly hold beneficial ownership of securities of each of the Company, BJs and any Intermediate Subsidiary possessing less than 10% of the total combined voting power of such entity’s voting securities outstanding immediately after such transaction or series of transactions.

Section 1.4    “Change in Control Allocation Amount” shall equal 102,900 shares of Common Stock; less the number of shares of Common Stock subject to Options granted under Section 3.1(a) of the Plan after the Closing Date (as defined in the Merger Agreement), excluding (a) the number of shares of Common Stock subject to Options granted under the Plan to Vice Presidents of the Company or its Subsidiaries on or prior to February 29, 2012 (up to a maximum of 34,300 shares) and (b) the number of shares subject to Options granted under the Plan that represent awards to new hires who replace former Optionees (up to the number of shares subject to any previous Option grant(s) to such former Optionees) (such awards, “Replacement Awards”). The Committee shall, in its good faith discretion, determine whether awards are Replacement Awards.

Section 1.5    “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.6    “Committee” shall mean the Committee appointed as provided in Section 6.1.

Section 1.7    “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

Section 1.8    “Company” shall mean Beacon Holding Inc., a Delaware corporation. In addition, “Company” shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan in a transaction to which Section 424(a) of the Code applies.

Section 1.9    “Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or a Subsidiary thereof; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.

Section 1.10    “Director” shall mean a member of the Board.

Section 1.11    “Eligible Representative” for an Optionee shall mean such Optionee’s personal representative or such other person as is empowered under the deceased Optionee’s will or the then applicable laws of descent and distribution to represent the Optionee hereunder.

Section 1.12    “Employee” shall mean, with respect to any entity, any employee of such entity (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code).

Section 1.13    “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, non-recurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of the Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Options.

Section 1.14    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.15    “Fair Market Value” of a share of Common Stock as of a given date shall be:

(a)     The closing price of a share of Common Stock on the New York Stock Exchange, Nasdaq or such other principal exchange on which such shares are then trading, if any (or as reported on any composite index which includes the New York Stock Exchange, Nasdaq or such other principal exchange), for the most recent trading day prior to such determination date on which a sale occurred; or

(b)     If Common Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for a share of Common Stock on the most recent trading day prior to such determination date on which sales prices or bid and asked prices, as applicable, as reported by such quotation system; or

(c)     Unless otherwise set forth in the applicable Stock Option Agreement, if Common Stock is not publicly traded on an exchange and not quoted on a quotation system, the fair market value of a share of Common Stock as determined by the Board in its sole discretion.

Section 1.16    “Incentive Stock Option” shall mean an Option that conforms to the applicable provisions of Section 422 of the Code and that is designated as an Incentive Stock Option by the Committee.

Section 1.17    “Independent Director” shall mean a member of the Board who is not an Employee of the Company or any of its Subsidiaries.

Section 1.18    “Initial Public Offering” shall mean the first issuance by the Company of any class of common equity securities that is required to be registered (other than on a Form S-8) under Section 12 of the Exchange Act.

Section 1.19    “Investment” shall (a) for all Options granted prior to February 1, 2016, mean the investment of funds on the Closing Date by the Principal Stockholders in exchange for Investment Securities and (b) for all Options granted on or after February 1, 2016, have the meaning set forth in the applicable Optionee’s Stock Option Agreement. For the avoidance of doubt, for purposes of the definition of “Qualifying Change in Control”, “Investment” shall have the meaning applicable for Options granted prior to February 1, 2016.

Section 1.20    “Investment Securities” shall mean the debt and equity securities of the Company and its Subsidiaries purchased on the Closing Date by the Principal Stockholders.

Section 1.21    “Investor Return” shall (a) mean for all Options granted prior to February 1, 2016, the annual compounded pre-tax internal rate of return on the Investment determined with respect to the period beginning on the Closing Date and ending on the effective date of a Change in Control and (b) for all Options granted on or after February 1, 2016, have the meaning set forth in the applicable Optionee’s Stock Option Agreement.

Section 1.22    “Management Stockholders Agreement” shall mean an agreement by and between the Optionee and the Company which contains certain restrictions and limitations applicable to the shares of Common Stock acquired upon Option exercise (and/or to other shares of Common Stock, if any, held by the Optionee during the term of such agreement), the terms of which shall be determined by the Board in its discretion.

Section 1.23    “Merger Agreement” has the meaning set forth in Section 7.1(a).

Section 1.24    “Non-Qualified Stock Option” shall mean an Option which is not an “incentive stock option” within the meaning of Section 422 of the Code.

Section 1.25    “Officer” shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended from time to time.

Section 1.26    “Option” shall mean an option granted under the Plan to purchase Common Stock. Subject to Section 3.2, an Option shall, as determined by the Committee, be either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 1.27    “Optionee” shall mean an Employee, Consultant or Independent Director to whom an Option is granted under the Plan.

Section 1.28    “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.29    “Principal Stockholders” shall mean Green Equity Investors V, L.P., Green Equity Investors Side V, L.P., Beacon Coinvest LLC, and CVC Beacon LP (f/k/a CVC Beacon LLC).

Section 1.30    “Proceeds” shall (a) for all Options granted prior to February 1, 2016, mean the aggregate fair market value of the consideration received in respect of the Investment Securities by the Principal Stockholders prior to or in connection with a Change in Control, after taking into account all post closing adjustments, and assuming exercise of all options and warrants outstanding as of the effective date of such Change in Control (after giving effect to any dilution of securities or instruments arising in connection with such Change in Control); provided, however, that if the Principal Stockholders retain any portion of the Investment following such Change in Control, the fair market value of such portion of the Investment immediately following such Change in Control shall be deemed “consideration received” for purposes of calculating the Proceeds; and provided, further, that the fair market value of any non-cash consideration (including stock) shall be determined as of the date of such Change in Control and (b) for all Options granted on or after February 1, 2016, have the meaning set forth in the applicable Optionee’s Stock Option Agreement. For the avoidance of doubt, for purposes of the definition of “Qualifying Change in Control”, “Proceeds” shall have the meaning applicable for Options granted prior to February 1, 2016.

Section 1.31    “Qualifying Change in Control” shall mean a Change in Control upon which the Principal Stockholders receive Proceeds greater than or equal to the Target Amount with respect to the Investment.

Section 1.32    “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

Section 1.33    “Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.34    “Stock Option Agreement” shall have the meaning set forth in Section 4.1.

Section 1.35    “Subsidiary” of any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.36    “Target Amount” shall mean:

(a)    for all Options granted prior to February 1, 2016, with respect to the Investment, a dollar amount representing either:

(i)    both (A) 2.5 times the amount of the Investment and (B) a 25% Investor Return on the Investment; or

(ii)    3.5 times the amount of the Investment; and

(b)    for all Options granted on or after February 1, 2016, “Target Amount” shall have the meaning set forth in the applicable Optionee’s Stock Option Agreement.

For the avoidance of doubt, for purposes of the definition of “Qualifying Change in Control”, “Target Amount” shall have the meaning applicable for Options granted prior to February 1, 2016.

Section 1.37    “Termination of Consultancy” shall mean the time when the engagement of an Optionee as a Consultant to the Company or a Subsidiary thereof is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary thereof. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy.

Section 1.38    “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including but not by way of limitation, a termination by resignation, failure to be elected or appointed, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

Section 1.39    “Termination of Employment” shall mean the time when the employee- employer relationship between an Optionee and the Company (and its Subsidiaries), is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company or one of its Subsidiaries of the Employee. The Committee shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under Section 422(a)(2) of the Code.

Section 1.40    “Termination of Services” shall mean the time of any Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, following which an Optionee no longer provides any services to the Company or any Subsidiary thereof as (a) an Employee, (b) a Consultant, or (c) an Independent Director. The Board shall determine the effect of all matters and questions relating to Termination of Services, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Services.

Section 1.41    “Weighted Average Exercise Price” shall mean, as of any date, (a) the aggregate sum for all outstanding Options of the product of (i) the exercise price and (ii) the number of shares of Common Stock subject to outstanding Options with such exercise price divided by (b) the number of shares of Common Stock subject to outstanding Options.

ARTICLE II.

SHARES SUBJECT TO PLAN

Section 2.1    Shares Subject to Plan. The shares of stock subject to Options shall be shares of Common Stock. Subject to Section 7.1, the aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,536,802 shares of Common Stock.

Section 2.2    Unexercised Options. If any Option (or portion thereof) expires or is canceled without having been fully exercised, the number of shares of Common Stock subject to such Option (or portion thereof), but as to which such Option was not exercised prior to its expiration or cancellation, may again be optioned hereunder, subject to the limitations of Section 2.1.

ARTICLE III.

GRANTING OF OPTIONS

Section 3.1    Eligibility. Subject to Section 3.2, any (a) Employee of the Company or one of its Subsidiaries; (b) Consultant; or (c) Independent Director shall be eligible to be granted Options.

Section 3.2    Qualification of Incentive Stock Options. Notwithstanding Section 3.1, no Incentive Stock Option shall be granted to any person who is not an Employee of the Company or one of its Subsidiaries.

Section 3.3    Granting of Options to Employees and Consultants

(a)    The Committee shall from time to time:

(i)     Select from among the Employees and Consultants of the Company and any of its Subsidiaries (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

(ii)     Determine the number of shares of Common Stock to be subject to such Options granted to such Employees and Consultants and, subject to Section 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iii)    Determine the terms and conditions of such Options, consistent with the Plan.

(b)     Upon the selection of an Employee or Consultant of the Company or any of its Subsidiaries to be granted an Option pursuant to Section 3.3(a), the Committee shall instruct the corporate secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may require as a condition to the grant of an Option to such Employee or Consultant that such Employee or Consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

Section 3.4    Granting of Options to Independent Directors

(a)    The Board may from time to time:

(i)     Select from among the Independent Directors (including those to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;

(ii)     Determine the number of shares of Common Stock to be subject to such Options granted to such selected Independent Directors; and

(iii)     Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that all Options granted to Independent Directors shall be Non-Qualified Stock Options.

(b)     Upon the selection of an Independent Director to be granted an Option pursuant to Section 3.4(a), the Board shall instruct the corporate secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Board may require as a condition to the grant of an Option to an Independent Director that the Independent Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

Section 3.5    Allocation upon Qualifying Change in Control.

(a)     Immediately prior to a Qualifying Change in Control (and subject to the consummation thereof), the Committee shall grant options (the “Allocation Options”) to purchase a number of shares of Common Stock equal to the Change in Control Allocation Amount to those certain Optionees who received Options on the Closing Date, in amounts as determined by the Committee in its sole discretion; provided that in no event shall any Optionee be eligible to receive any Allocation Options unless such Optionee remains continuously employed by the Company and/or an Affiliate thereof during the period beginning on the Closing Date and ending on the date of consummation of such Qualifying Change in Control. To the extent that (i) Options have been granted to any person(s) described in Section 3.1(b) or 3.1(c) prior to a Qualifying Change in Control and (ii) it is necessary to grant the Allocation Options under the Plan, the Board shall amend the Plan to increase the number of shares reserved for issuance under Section 2.1 by such number of shares as is necessary to cover all Allocation Options to be granted in connection with such Qualifying Change in Control.

(b)     The exercise price with respect to the shares subject to the Allocation Options shall be equal to the Weighted Average Exercise Price as of the grant of the Allocation Options.

(c)     Each Allocation Option shall be fully and solely exercisable upon the consummation of a Qualifying Change in Control and shall in all events be granted in compliance with Section 409A; to the extent that the exercise price of any Allocation Option is less than the Fair Market Value per share of Common Stock as of the date of grant, then the Allocation Options shall be intended not to constitute non-qualified deferred compensation that is subject to Section 409A and the Plan and each Stock Option Agreement evidencing such Allocation Options shall be interpreted accordingly.

(d)     Notwithstanding anything to the contrary in this Section 3.5, the Company may in its sole discretion, in lieu of grant of the Allocation Options, pay certain Optionees who received Options in connection with the transactions contemplated by the Merger Agreement, subject to their continued employment through the date of consummation of the Qualifying Change in Control, an amount in cash or other property equal to the aggregate of the excess of the Fair Market Value of the shares subject to the Allocation Options over the exercise price of the Allocation Options.

ARTICLE IV.

TERMS OF OPTIONS

Section 4.1    Stock Option Agreement. Each Option shall be evidenced by a written stock option agreement (“Stock Option Agreement”), which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board in the case of Options granted to Independent Directors) shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as “incentive stock options” within the meaning of Section 422 of the Code.

Section 4.2    Exercisability of Options

(a)     Each Option shall become exercisable according to the terms of the applicable Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee (or the Board in the case of Options granted to Independent Directors) may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

(b)     Except as otherwise provided in the applicable Stock Option Agreement, no portion of an Option which is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable.

(c)     To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary thereof) exceeds $100,000, such options shall be treated and taxable as Non-Qualified Stock Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted, and the stock issued upon exercise of options shall designate whether such stock was acquired upon exercise of an Incentive Stock Option. For purposes of these rules, the Fair Market Value of stock shall be determined as of the date of grant of the Option granted with respect to such stock.

Section 4.3    Option Price. Subject to Section 3.5(b), the price of the shares subject to each Option shall be set by the Committee (or the Board in the case of Options granted to Independent Directors); provided, however, that in the case of an Incentive Stock Option, the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; and provided, further, that in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted.

Section 4.4    Expiration of Options. No Option may be exercised to any extent by anyone after the first to occur of the following events (or such earlier date as may be set forth in any applicable Stock Option Agreement):

(a)     With respect to a Non-Qualified Stock Option, the expiration of ten years from the date the Non-Qualified Stock Option was granted; or

(b)     With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, 10% or less of the total combined voting power of all classes of stock of the Company or any Subsidiary thereof, the expiration of ten years from the date the Incentive Stock Option was granted; or

(c)     With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary thereof, the expiration of five years from the date the Incentive Stock Option was granted.

Section 4.5    At-Will Employment. Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant to, the Company or any Subsidiary thereof, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary thereof, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Optionee and the Company or any Subsidiary thereof.

ARTICLE V.

EXERCISE OF OPTIONS

Section 5.1    Person Eligible to Exercise. During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof); provided, however, that the Optionee’s Eligible Representative may exercise such Optionee’s Option during the period of his or her disability, notwithstanding that an Option so exercised may not qualify as an Incentive Stock Option. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her Eligible Representative.

Section 5.2    Partial Exercise. At any time and from time to time prior to the time when the Option becomes unexercisable under the Plan or the applicable Stock Option Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee (or the Board in the case of Options granted to Independent Directors) may, by the terms of the Stock Option Agreement, require any partial exercise to exceed a specified minimum number of shares.

Section 5.3    Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the corporate secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

(a)     Notice in writing signed by the Optionee or his or her Eligible Representative stating that such Option or portion is exercised, and specifically stating the number of shares with respect to which the Option is being exercised;

(b)     A copy of the Management Stockholders Agreement signed by the Optionee or Eligible Representative, as applicable;

(c)     Full payment for the shares with respect to which such Option or portion is thereby exercised:

(i)     In cash, by certified or bank cashier check, or by wire transfer; or

(ii)     With the consent of the Committee (or the Board in the case of Options granted to Independent Directors), (A) shares of Common Stock which have been owned by the Optionee for at least six months (or such other time period as may be determined by the Committee (or the Board in the case of Options granted to Independent Directors)), duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (B) except with respect to Incentive Stock Options, shares of Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; (C) following an Initial Public Offering and pursuant to any policies and procedures adopted by the Committee (or the Board in the case of Options granted to Independent Directors), delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (D) any combination of the consideration listed in this Section 5.3(c) or any other property of any kind which is deemed to constitute good and valuable consideration by the Committee (or the Board in the case of Options granted to Independent Directors);

(d)     The payment to the Company (in cash, by certified or bank cashier check, by wire transfer or by any other means of payment approved by the Committee) of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option; provided that the Committee may, in its sole discretion, allow the Optionee to satisfy the withholding tax obligations arising in connection with the exercise of any Option under the Plan by electing to have the Company withhold from the Common Stock to be issued that number of shares of Common Stock having a Fair Market

Value equal to the amount required to be withheld (based on minimum applicable statutory withholding rates), determined on the date that the amount of tax to be withheld is determined;

(e)     Such representations and documents as the Committee (or the Board in the case of Options granted to Independent Directors) deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, Exchange Act and any other federal or state securities laws or regulations. The Committee (or the Board in the case of Options granted to Independent Directors) may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(f)     In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4    Conditions to Issuance of Stock Certificates. The shares of Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. A certificate of shares will be delivered to the Optionee at the Company’s principal place of business within thirty days of receipt by the Company of the written notice and payment, unless an earlier date is agreed upon. Notwithstanding the above, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)     The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed;

(b)     The execution by the Optionee and delivery to the Company of the Management Stockholders Agreement;

(c)     The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee (or the Board in the case of Options granted to Independent Directors) shall, in its sole discretion, deem necessary or advisable;

(d)     The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or the Board in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable; and

(e)     The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option.

Section 5.5    Rights as Stockholders.    The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such holder has signed the Management Stockholders Agreement and certificates representing such shares have been issued by the Company to such holder.

Section 5.6    Transfer Restrictions. Shares acquired upon exercise of an Option shall be subject to the terms and conditions of the Management Stockholders Agreement. In addition, the Committee (or the Board in the case of Options granted to Independent Directors), in its sole discretion, may impose further restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement.

ARTICLE VI.

ADMINISTRATION

Section 6.1    Committee. Prior to an Initial Public Offering, the Committee shall be the Compensation Committee (or, if no Compensation Committee exists, the Board). Following an Initial Public Offering, if any, the full Board shall administer the Plan unless and until there is appointed a Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) that, unless otherwise determined by the Board, shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code), provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 6.1 or otherwise provided in the charter (or similar governing document) of the Committee. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (in each case, to the extent applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. The governance of the Committee shall be subject to the charter (or similar governing document) of the Committee as approved by the Board.

Section 6.2    Delegation of Authority. The Committee may, but need not, from time to time delegate some or all of its authority to grant Options under the Plan to a committee or subcommittee consisting of one or more members of the Committee or of one or more Officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) whose compensation the Committee determines is, or may become, subject to the deduction limitations set forth in Section 162(m) of the Code or (c) who are Officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 6.2 shall serve in such capacity at the pleasure of the Committee.

Section 6.3    Duties and Powers of the Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the terms and conditions applicable to “incentive stock options” within the meaning of Section 422 of the Code. All determinations and decisions made by the Committee under any provision of the Plan or of any Option granted thereunder shall be final, conclusive and binding on all persons.

Section 6.4    Compensation, Professional Assistance, Good Faith Actions. The members of the Committee shall receive such compensation, if any, for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by the members of the Committee or the Board in connection with the administration of the Plan shall be borne by the Company. The Committee or the Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee and the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE VII.

OTHER PROVISIONS

Section 7.1    Changes in Common Stock; Disposition of Assets and Corporate Events

(a)     In the event of any stock split, spin-off, share combination, reclassification, recapitalization, liquidation, dissolution, reorganization, merger, Change in Control, payment of a dividend or distribution (other than a cash dividend paid as part of a regular dividend program) or other similar transaction or occurrence (including an Equity Restructuring) which affects the equity securities of the Company or the value thereof, the Committee shall (i) adjust the number and kind of shares subject to the Plan (including pursuant to Section 3.5(a)) and available for or covered by Options, (ii) adjust the exercise prices related to outstanding Options, and/or (iii) take such other action (including, without limitation providing for payment of a cash amount to holders of outstanding Options and adjusting performance targets), in each case as it deems reasonably necessary to address, on an equitable basis, the effect of the applicable corporate event on the Plan and any outstanding Options, without adverse tax consequences under Section 409A of the Code; provided that, for purposes of this Section 7.1(a), any payment of management or transaction fees to the Principal

Stockholders (other than any transaction fees paid to the Principal Stockholders in connection with the transaction evidenced by that certain Merger Agreement, dated as of June 28, 2011, by and among BJs, the Company and Beacon Merger Sub Inc., a Delaware corporation (the “Merger Agreement”)) in excess of $8,000,000, in any calendar year shall be treated as a distribution resulting in adjustment and/or other actions described in this Section 7.1(a).

(b)     Subject to Section 3.5, in the event of a Change in Control: (i) if provided in the applicable Stock Option Agreement or otherwise determined by the Committee in its sole discretion, any outstanding Options then held by Optionees which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested as of immediately prior to such Change in Control and (ii) the Committee may, to the extent determined by the Committee to be permitted under Section 409A of the Code, but shall not be obligated to: (A) cancel outstanding Options for a payment equal to the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the Common Stock subject to such Options) over the aggregate exercise price of such Options (and, for the avoidance of doubt, any Options having an exercise price equal to or greater than the consideration to be paid in the Change in Control may be cancelled without payment in respect thereof); (B) provide for the issuance of substitute awards that will preserve in no less favorable a manner the otherwise applicable terms of any affected Options previously granted hereunder, as determined by the Committee in its sole discretion; or (C) provide that for a period of at least ten business days prior to the Change in Control, Options shall be exercisable as to all shares subject thereto (where, for the avoidance of doubt, an Optionee shall have the ability to request that such shares be withheld to satisfy the payment of the exercise price of such Options and/or to satisfy any tax withholding obligations that the Optionee may incur as a result of such exercise) and that, upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

Section 7.2    Options Not Transferable. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.3    Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without stockholder approval within 12 months before or after such action, no action of the Board or the Committee may, except as provided in Section 7.1, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, reduce the minimum Option price requirements of Section 4.3, or extend the limit imposed in this Section 7.3 on the period during which Options may be granted. In addition, no amendment to Section 3.5 or the definitions of “Qualifying Change in Control,” “Change in Control Allocation Amount,” or “Weighted Average Exercise Price” may be made without the written consent of Optionees who received

Options on the Closing Date who are then still employed by the Company and/or an Affiliate thereof and who hold the right to receive upon exercise a majority of the shares of Common Stock subject to such Options. Except as provided by Section 7.1, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the earlier of (a) the date this Fourth Amended and Restated 2011 Stock Option Plan of Beacon Holding Inc. is adopted by the Board and (b) the date this Fourth Amended and Restated 2011 Stock Option Plan of Beacon Holding Inc. is approved by the Company’s stockholders.

Section 7.4    Effect of Plan Upon Other Option and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in this Plan shall be construed to limit the right of the Company or any Affiliate (a) to establish any other forms of incentives or compensation for directors, employees or consultants of the Company or any Affiliate; or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5    Approval of Plan by Stockholders. This Plan was approved by the Company’s stockholders on or prior to the date of the Board’s adoption of this Fourth Amended and Restated 2011 Stock Option Plan of Beacon Holding Inc.

Section 7.6    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.7    Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder to the extent the Company or any Optionee is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.8    Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 7.9    Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 7.10    Section 409A. To the extent applicable, the Plan and Stock Option Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Option may be subject to Section 409A of the Code, the Committee may, with the consent of the applicable Optionee (to the extent the Optionee’s rights are adversely affected), adopt such amendments to the Plan and the applicable Stock Option Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Option from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under such Section 409A. Notwithstanding anything herein to the contrary, no provision of the Plan shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A of the Code from any Optionee or other Person to the Company or any of its Affiliates, employees or agents.

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